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                                                                   EXHIBIT 10.15

                              CONVERSION AGREEMENT



         THIS CONVERSION AGREEMENT (the "Agreement"), dated as of November , 1995, is made by and between Saba Petroleum Company, a Colorado corporation ("Borrower"), and Capco Resources Ltd., a Canadian corporation ("Lender").

                                    RECITALS

         A. WHEREAS, Borrower executed a promissory note (the "Note") for the benefit of Lender dated September 13, 1995 evidencing an obligation to repay Lender Seven Hundred Five Thousand Nine Hundred Dollars ($705,900) (the "Outstanding Debt"); and

         B. WHEREAS, Lender and Borrower wish to provide for the retirement of a portion of the Outstanding Debt in return for certain shares of common stock of Borrower (the "Common Stock").

         NOW, THEREFORE, in consideration of the covenants, promises, conditions and undertakings contained herein, the parties hereto agree as follows:

                                   AGREEMENT

         1. Agreement to Convert. Borrower and Lender hereby agree that Six Hundred Thousand Dollars ($600,000) of Outstanding Debt shall be converted into Seventy-Five Thousand (75,000) shares of Common Stock at a conversion price of Eight Dollars ($8.00) per share.

         2. Delivery of Stock Certificates; Records. Upon the delivery by Borrower to Lender of the stock certificates representing ownership of the Common Stock converted, with all transfer and other taxes and governmental charges paid, the Outstanding Debt shall be reduced by a like amount and such amount shall be entered on the books of Lender as repaid pursuant to the Note.

         3. Waiver. Any provision of this Agreement may be waived at any time by the party which is entitled to the benefit of such provision only by an instrument in writing duly executed by the parties to this Agreement.

         4. Modification. This Agreement may be amended or modified only by an instrument in writing duly executed by the parties to this Agreement.

         5. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the successors





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and assigns of the parties hereto; provided, however, that none of the parties hereto may make any assignment of this Agreement or any interest therein, by operation of law or otherwise, without the prior written consent of the other party.

         6. Choice of Law; Forum Selection and Consent to Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws thereof. If any dispute, action, proceeding or litigation arises between the parties based on or arising out of this Agreement, or any agreement or instrument delivered pursuant to this Agreement, the parties agree to submit themselves to and irrevocably consent to the jurisdiction of the courts of the State of California and any federal court located in the State of California.

         7. Severability. In the event any of the provisions of this Agreement shall by a court or otherwise be declared to be void or unenforceable, then such provisions shall be severed from this Agreement without affecting the validity and enforceability of any other of the provisions of this Agreement, and the parties shall negotiate in good faith to replace such unenforceable or void provision with a similar clause to achieve, to the extent permitted by law, the purpose and intent of the provision declared void or unenforceable.

         8. Entire Agreement. This Agreement constitutes the sole and only agreement of the parties hereto respecting the subject matter of this Agreement and correctly sets forth the rights, duties, and obligations of each to the others in relation thereto as of its date.

         9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.





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         IN WITNESS WHEREOF, the parties hereto have executed or caused this
Agreement to be executed as of the day and year first above written.


                                             SABA PETROLEUM COMPANY


                                             By:
                                                ------------------------------
                                                         Walton C. Vance



                                             CAPCO RESOURCES LTD.


                                             By:
                                                ------------------------------
                                                         Ilyas Chaudhary





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